UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 15, 2010

EVOLUTION RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Nevada	7363	20-2356853
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

43 Yazoo Avenue, Clarksdale, Mississippi	38614
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 662-624-2591

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01  CHANGE OF REGISTRANT’S CERTIFYING ACCOUNTANT.

On October 15, 2010, the Board of Directors of the Evolution Resources, Inc. re-engaged Li & Company, PC, Skillman, NJ (“Li”), as the Company’s new independent registered public accounting firm.

During the interim period prior to the re-engagement of Li, the Company has not consulted Li regarding (i) the application of accounting principles to any specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv)) or a reportable event (as defined in Item 304(a)(1)(v)).

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on October 15, 2010.

Evolution Resources, Inc.

By:	/s/ Dennis G. McLaughlin, III
Dennis G. McLaughlin
Chief Executive Officer
October 15, 2010